Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CLST Holdings, Inc. (the “Registrant”) on Form 10-Q/A for the quarterly period ended February 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert A. Kaiser, Chief Executive Officer and Jerome L. Trojan III, Chief Financial Officer of the Company, each hereby certify, in the capacity as indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Robert A. Kaiser
Robert A. Kaiser
Chief Executive Officer
Date: February 22, 2010

/s/ Jerome L. Trojan III
Jerome L. Trojan III
Chief Financial Officer
Date: February 22, 2010